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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                           reported) April 12, 2002
                                     --------------


             Credit Suisse First Boston Mortgage Securities Corp.
         -------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


        Delaware                     333-65554            13-3320910
----------------------------         ---------           --------------------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
     of Incorporation)              File Number)         Identification No.)


                             Eleven Madison Avenue
                           New York, New York 10010
                        ----------------------------
                        (Address of Principal Executive
                             Offices and Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          -----------------





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Item 5.  Other Events
----     ------------

Filing of Collateral Term Sheets.
--------------------------------

         In connection with the proposed offering of Credit Suisse First Boston Mortgage Securities Corp. (the "Company"), CSFB Mortgage Pass-Through Certificates Series 2002-HE11, Credit Suisse First Boston Corporation (the "Underwriter"), has prepared certain materials (the "Collateral Term Sheets") for distribution to its potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheets.

         The Collateral Term Sheets are attached hereto as Exhibit 99. These Collateral Term Sheets supersede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.
------------------------

(a)      Not applicable.
(b)      Not applicable.
(c)      Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

         Exhibit No.                            Description
         -----------                            ------------

           99                              Collateral Term Sheets



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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CREDIT SUISSE FIRST BOSTON MORTGAGE
                                        SECURITIES CORP.



                                     By:  /s/ Brian Simons
                                        ---------------------
                                        Name: Brian Simons
                                        Title: Vice President

Dated:   April 16, 2002




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                                 Exhibit Index
                                 -------------


Exhibit                                                                  Page
-------                                                                  ----

99.    Collateral Term Sheets                                              6


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                IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THESE
        COLLATERAL TERM SHEETS ARE BEING FILED IN PAPER PURSUANT TO A CONTINUING HARDSHIP EXEMPTION ON FORM SE DATED April 16, 2002.




                                  EXHIBIT 99



                            COLLATERAL TERM SHEETS

                                      for

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

             Mortgage Pass-Through Certificates, Series 2002-HE11